Exhibit 10.01

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 16, 2011 and is made by and among UNDER ARMOUR, INC., a Maryland corporation (the “Borrower”), the GUARANTORS (as defined below), the LENDERS (as defined below), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as Syndication Agent (in such capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., as Documentation Agent (in such capacity, the “Documentation Agent”).

RECITALS

A. Pursuant to that certain Credit Agreement, dated as of March 29, 2011, among the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), the Administrative Agent, the Syndication Agent, and the Documentation Agent (the “Credit Agreement”), the Lenders extended (or committed to extend) credit to the Borrower as set forth therein.

B. The Loan Parties (as defined in the Credit Agreement) have requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties hereto agree:

1. Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meaning set forth in the Credit Agreement.

2. The definition of “Tide Point Property” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Tide Point Property shall mean all real, personal and intangible assets acquired in connection with that certain Purchase and Sale Agreement dated, November 19, 2010, by and among Under Armour, Inc., Hull Point, LLC, 1100 Haubert Street LLC and Hull Point Funding LLC, as subsequently assigned by Under Armour, Inc. to UA Locust Point Holdings, LLC (the “Original Tide Point Acquisition”), and any additional real property acquired by a Tide Point Entity, any part of which is located within one-quarter mile of the real property portion of the Original Tide Point Acquisition (the “Additional Tide Point Acquisition”).”

3. The definition of “Tide Point Entities” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Tide Point Entities shall mean UA Locust Point Holdings, LLC (or any other entity formed to own, operate, manage, develop, redevelop or lease all or a substantial part of (y) the real, personal and intangible assets acquired in connection with the Original Tide Point Acquisition, and/or

(z) the real property acquired in connection with the Additional Tide Point Acquisition) and UA Locust Point, LLC (or any other entity formed to act as a borrower in connection with any financing relating to the Tide Point Transaction).”

4. Section 7.1.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.1.12 Subsidiaries. The Loan Parties may create any Subsidiary, provided the following conditions are satisfied: (i) each Domestic Subsidiary formed after the Closing Date (except for the Tide Point Entities) shall join this Agreement as a Guarantor by delivering to the Administrative Agent (A) a signed Guarantor Joinder, (B) a signed Pledgor Joinder, (C) documents in the forms described in Section 6.1 [First Loans] modified as appropriate, and (D) documents necessary to grant and perfect Prior Security Interests, subject to Permitted Liens, if any, to the Administrative Agent for the benefit of the Lenders in the equity interests of, and Collateral held by, such Domestic Subsidiary; and (ii) each Loan Party shall pledge to the Administrative Agent for the benefit of the Lenders sixty-five percent (65%) of the equity interests of each Foreign Subsidiary directly held by such Loan Party within thirty (30) days of the formation of such Foreign Subsidiary. For the avoidance of doubt, any Subsidiary that is not a Loan Party may create Subsidiaries and freely transfer to other Subsidiaries the equity interests it owns in its Subsidiaries without restriction.”

5. The Loan Parties and the Lenders hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by this Amendment, and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of this Amendment and that, upon such effectiveness, all references in the Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by this Amendment.

6. Except as specifically set forth above, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement.

7. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

8. This Amendment shall be construed in accordance with and governed by the laws of the State of Maryland without regard to its conflict of laws principles.

The remainder of this page is left blank intentionally.

Signatures begin on next page.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment to Credit Agreement as of the day and year first above written.

ATTEST:	UNDER ARMOUR, INC., a Maryland corporation

/s/ Carrie Cimino	By:	/s/ David Bergman
Printed: David Bergman
Title: Controller

UA COMBINE TRAINING CENTER, LLC, a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

/s/ Carrie Cimino	By:	/s/ David Bergman
Printed: David Bergman
Title: Controller

UNDER ARMOUR MANUFACTURING, LLC, a Maryland limited liability company

By: Under Armour Holdings, Inc., a Maryland corporation, its sole member

/s/ Carrie Cimino	By:	/s/ David Bergman
Printed: David Bergman
Title: Treasurer

UNDER ARMOUR RETAIL, INC., a Maryland corporation

/s/ Carrie Cimino	By:	/s/ David Bergman
Printed: David Bergman
Title: Assistant Treasurer

UNDER ARMOUR HOLDINGS, INC., a Maryland corporation

/s/ Carrie Cimino	By:	/s/ David Bergman
Printed: David Bergman
Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ATTEST:

UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.

UNDER ARMOUR RETAIL OF FLORIDA, LLC

UNDER ARMOUR RETAIL OF OHIO, LLC

UNDER ARMOUR RETAIL OF CALIFORNIA, LLC

UNDER ARMOUR RETAIL OF TEXAS, LLC

UNDER ARMOUR RETAIL OF WISCONSIN, LLC

UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC

UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC

UNDER ARMOUR RETAIL OF DELAWARE, LLC

UNDER ARMOUR RETAIL OF GEORGIA, LLC

UNDER ARMOUR RETAIL OF NEW YORK, LLC

UNDER ARMOUR RETAIL OF NEW JERSEY, LLC

UNDER ARMOUR RETAIL OF DC, LLC

UNDER ARMOUR RETAIL OF CONNECTICUT, LLC

UNDER ARMOUR RETAIL OF ILLINOIS, LLC

UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC

UNDER ARMOUR RETAIL OF MICHIGAN, LLC

UNDER ARMOUR RETAIL OF MAINE, LLC

UNDER ARMOUR RETAIL OF TENNESSEE, LLC

UNDER ARMOUR RETAIL OF VIRGINIA, LLC,

UNDER ARMOUR RETAIL OF COLORADO, LLC

UNDER ARMOUR RETAIL OF NEW HAMPSHIRE, LLC

UNDER ARMOUR RETAIL OF ARIZONA, LLC

UNDER ARMOUR RETAIL OF INDIANA, LLC

UNDER ARMOUR RETAIL OF MINNESOTA, LLC

UNDER ARMOUR RETAIL OF MISSISSIPPI, LLC

UNDER ARMOUR RETAIL OF MISSOURI, LLC

UNDER ARMOUR RETAIL OF NEVADA, LLC

UNDER ARMOUR RETAIL OF NORTH CAROLINA, LLC

UNDER ARMOUR RETAIL OF OKLAHOMA, LLC

UNDER ARMOUR RETAIL OF OREGON, LLC

UNDER ARMOUR RETAIL OF WASHINGTON, LLC

UNDER ARMOUR RETAIL OF NEW MEXICO, LLC

UNDER ARMOUR RETAIL OF IOWA, LLC

UNDER ARMOUR RETAIL OF KANSAS, LLC

UNDER ARMOUR RETAIL OF KENTUCKY, LLC

UNDER ARMOUR RETAIL OF VERMONT, LLC

UNDER ARMOUR RETAIL OF UTAH, LLC

each a limited liability company

By: Under Armour Retail, Inc., its sole member

/s/ Carrie Cimino	By:	/s/ David Bergman
Printed: David Bergman
Title: Assistant Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ John E. Hehir
Printed: John E. Hehir
Title: Senior Vice President, Corporate Banking

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as Syndication Agent

By:	/s/ Garrett O’Malley
Printed: Garrett O’Malley
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Documentation Agent

By:	/s/ Mary Giermek
Printed: Mary Giermek
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK N.A.

By:	/s/ Patrick M. Moore
Printed: Patrick M. Moore
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ James S. Parker
Printed: James S. Parker
Title: Vice President & Senior Relationship Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michelle Cipriani
Printed: Michelle Cipriani
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Glenn A. Page
Printed: Glenn A. Page
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Robert Topper
Printed: Robert Topper
Title: Vice President